Statements of Operations and Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Revenues:
Collaboration revenue	$ 21,717	$ 33,586	$ 35,377
Total revenues	21,717	33,586	35,377
Operating expenses:
Research and development	23,527	41,368	43,220
General and administrative	10,196	10,495	9,707
Total operating expenses	33,723	51,863	52,927
Loss from operations	(12,006)	(18,277)	(17,550)
Other income (expense):
Interest income	568	962	892
Interest expense	0	(696)	(662)
Other income (expense)	53	1	(76)
Total other income	621	267	154
Net loss	(11,385)	(18,010)	(17,396)
Other comprehensive income (loss):
Net unrealized gains (losses) on marketable securities	17	60	(71)
Comprehensive loss	$ (11,368)	$ (17,950)	$ (17,467)
Net loss per share, basic and diluted	$ (0.34)	$ (0.59)	$ (0.61)
Weighted average shares outstanding used in computing net loss per share, basic and diluted	33,169	30,370	28,587